UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 21, 2006
(April 18, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed January 20, 2006, Altura Power L.P. (“Altura”), an indirect subsidiary of PNM Resources, Inc. (“PNMR”), entered into an agreement to purchase the 305-megawatt coal fired Twin Oaks power plant facility (“Twin Oaks”) located 150 miles south of Dallas, Texas, for $480 million in cash, using bridge financing arranged by PNMR.

On April 18, 2006, Altura completed the acquisition of Twin Oaks and PNMR entered into a new unsecured term loan agreement (the “Term Loan Agreement”) among PNMR, as borrower, Lehman Commercial Paper Inc. (“Lehman”), as administrative agent, Lehman Brothers Inc., as sole lead arranger and sole book-manager and the following five lender parties: Lehman, Bank of America, N.A., Citicorp North America, Inc., Merrill Lynch Bank USA and Morgan Stanley Bank. The Term Loan Agreement is described in Item 2.03 of this report, which is incorporated by reference into this Item 1.01.

The agents and lender parties to the Term Loan Agreement perform normal banking and investment banking and advisory services for PNMR from time to time for which they have received customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Under the Term Loan Agreement, PNMR was permitted to borrow up to $480 million in a single draw on or after April 18, 2006, to finance the acquisition of Twin Oaks and related expenses. Term loans made under the Term Loan Agreement bear interest at a base rate (the greater of the prime rate in effect and the Federal Funds rate plus ½ of 1%) or an adjusted Eurodollar rate (equal to the British Bankers Association LIBOR rate plus an additional percentage based on PNMR’s then current long-term senior unsecured non-credit enhanced debt rating). On April 18, 2006, PNMR borrowed $480 million under the Term Loan Agreement. PNMR must repay the loan by April 17, 2007, unless accelerated as described below or prepaid in whole or in part upon the issuance of certain additional equity or debt. PNMR used the proceeds of the loan to make capital contributions totaling $480 million to Altura through the two wholly owned subsidiaries that are partners in Altura to provide the funds for the acquisition of Twin Oaks. It is expected that the permanent financing for the $480 million Twin Oaks purchase price will come from the issuance of debt and equity structured to maintain PNMR’s investment grade rating.

The Term Loan Agreement includes customary covenants, including requirements that PNMR maintain a maximum consolidated debt-to-consolidated capitalization ratio.

The Term Loan Agreement includes customary events of default, including a cross default provision and a change in control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding more than 50% of the outstanding term loan shall, declare the unpaid principal and interest on the term loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

Item 8.01 Other Events.

On April 18, 2006, PNMR issued a press release announcing the closing of the acquisition of Twin Oaks by Altura and the related execution and delivery of the Term Loan Agreement by PNMR. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Exhibit

99.1 Press Release dated April 18, 2006

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this release that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Company cautions you not to place undue reliance on these statements. The Company’s business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward looking statements. These factors include the potential unavailability of cash from TNP Enterprises, Inc. and its subsidiaries, the risks that the businesses will not be integrated successfully, the risk that the benefits of the acquisition will not be fully realized or will take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, the outcome of any appeals of the Public Utility Commission of Texas order in the stranded cost true-up proceeding, the ability of First Choice Power to attract and retain customers, changes in Electric Reliability Council of Texas protocols, changes in the cost of power acquired by First Choice Power, collections experience, insurance coverage available for claims made in litigation, fluctuations in interest rates, conditions in the financial markets affecting the Company's permanent financing for the Twin Oaks power plant acquisition, weather (including impacts on the Company of the hurricanes in the Gulf Coast region), water supply, changes in fuel costs, availability of fuel supplies, the effectiveness of risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, variability of wholesale power prices and natural gas prices, volatility and liquidity in the wholesale power markets and the natural gas markets, changes in the competitive environment in the electric and natural gas industries, the performance of generating units, including PVNGS, and transmission systems, the market for electrical generating equipment, the ability to secure long-term power sales, the risks associated with completion of the construction of generation, transmission, distribution and other projects, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: April 21, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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